[*] IMPORTANT NOTICE: Certain material, indicated by an asterisk ("*"), has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

[EPOCH INTERNET LOGO APPEARS HERE]

                                                                  Exhibit 10.5.4


                           Branded Services Agreement
                                   Amendment

         This Amendment, entered into as of January 20, 2000, amends that certain Branded Services Agreement, dated August 25, 1998, as amended by certain amendments thereto (as amended from time to time, "Agreement"), between NET-tel Corporation ("Company") and Epoch Networks, Inc., d.b.a. Epoch Internet ("Epoch").

         WHEREAS, Company and Epoch desire to amend various provisions of the Agreement, including Attachment A to the Agreement (as amended from time to time, "Attachment A");

         NOW, THEREFORE, in consideration of the mutual promises provided herein, the parties hereto agree as follows:

         1. Notwithstanding the terms of any other Amendment to the Agreement or Attachment A, the terms, including the prices for Services, set forth herein shall be in effect with respect to agreements from customers of Company received by Epoch after January 1, 2000, until such terms or prices are changed as provided herein.

         2. Attachment A to the Agreement is hereby amended to provide that the following services may be sold to Company at the following prices:


----------------------------------------------------------------
                            SelectPro T-1/1, 2/
----------------------------------------------------------------
Term of Agreement           One Year        Two or More Years
----------------------------------------------------------------
Monthly Fee                    *                    *
----------------------------------------------------------------
Usage                          *                    *
----------------------------------------------------------------
Monthly Cap                    *                    *
----------------------------------------------------------------
Activation Fee                 *                    *
----------------------------------------------------------------


----------------------------------------------------------------
                        Commerce Metered T-1/2/
----------------------------------------------------------------
Monthly Fee                                         *
----------------------------------------------------------------
Usage                                               *
----------------------------------------------------------------
Monthly Cap                                         *
----------------------------------------------------------------
Activation Fee                                      *
----------------------------------------------------------------

*Confidential treatment requested. The redacted material has been separately filed with the Securities and Exchange Commission.

------------------------------------------------------------------------
                                        Flat Rate T-1/2/
------------------------------------------------------------------------
Service                     Monthly Fee                Activation Fee
------------------------------------------------------------------------
128K                             *                           *
------------------------------------------------------------------------
256K                             *                           *
------------------------------------------------------------------------
512K                             *                           *
------------------------------------------------------------------------
T-1                              *                           *
------------------------------------------------------------------------

Footnotes:

    1. SelectPro service is designed for "routine" business use of the Internet. Users of this service may not operate as Internet Service Providers or other second level networks or use other high bandwidth applications, including using border Gateway Protocol; hosting streaming servers; or operating subscription or membership services (whether or not users are required to pay for access); hosting sites for the public distribution of software; or operating similar Web-centered businesses. Use of the SelectPro service in any such manner may result in the conversion of the service, upon * (*) days' notice to Company, to a dedicated connectivity product that does allow such uses.

    2. The "Activation Fee," "Monthly Fee" and "Usage" shall be for Epoch Internet set-up and access only, and do not include Local Exchange Carrier ("LEC") or InterXchange Carrier ("IXC") installation or monthly fees. In the case of permitted Customer Provided Access ("CPA"), Epoch shall charge Company an amount equal to Epoch's cost for the required cross-connect, plus * percent (*%). (CPA is not permitted for Internet access service at greater than T-1 bandwidths.) LEC monthly; cross-connect and installation charges shall be quoted separately and charged in addition to all Epoch fees and charges. Start-up requires payment of all Epoch and LEC installation and activation fees and all Epoch and LEC monthly access fees for the first and last months of service.

------------------------------------------------------------------------------
                          Dial-Up Internet Access/1/
------------------------------------------------------------------------------
       $* per Month per User for * Hours, plus $* per Minute Thereafter
------------------------------------------------------------------------------

Footnotes:

        1. 56K analog service, where available, is standardized on Rockwell chip sets and V.90 technology. Includes Epoch customer care and Epoch's extended network, which currently includes Epoch and GTE points of presence. Dial-up access is available in the contiguous United States and the District of Columbia only. Dial-up access is subject to control of abusive network users as defined by the Epoch Acceptable Use Policy.

    3. Prices for the Services set forth herein are the current prices at which Epoch agrees to sell the Services to Company. Epoch reserves the right at any time and from time to time to modify the list of Services, modify the terms on which the Services are provided or modify the prices for the Services, or any combination of the foregoing. Epoch shall notify Company thirty (30) days in advance of the effective date of any such modifications, which modifications shall apply to all access agreements entered into on and after such effective date.

    4. Epoch agrees to sell, but not to rent, Netopia routers for use with the Services at a price equal to Epoch's cost, as determined by Epoch, for such equipment plus * percent (*%).

*Confidential treatment requested. The redacted material has been separately filed with the Securities and Exchange Commission.

    5. DS-3 Internet access may be sold to Company at a price equal to Epoch's cost, as determined by Epoch, plus * percent (*%). All agreements for DS-3 Internet access are subject, as to availability and price, to prior approval in writing by Keith Pinter (or his successor or designee). Such approval shall be subject to a variety of factors in Epoch's sole discretion, including, but not limited to, geography, relative percentage of inbound/outbound traffic and amount of bandwidth required. Any increase in bandwidth greater than 10Mbps under any existing agreement is also subject to receipt of written approval by Keith Pinter (or his successor or designee), which may be withheld in Epoch's sole discretion.

    6. The terms and provisions of the Agreement shall remain in full force and effect, except as expressly modified or amended by this Amendment

    7.  This Amendment shall be attached to and become a part of the Agreement.

  IN WITNESS WHEREOF, the parties have set their hands to this Amendment as of the date first above written.

      EPOCH NETWORKS, INC.                     NET-tel CORPORATION


By:      /s/ Karen Muller                By:     /s/ Craig Bandes
      ------------------------                 -------------------------
Name:    Karen Muller                    Name:   Craig Bandes
      ------------------------                 -------------------------
Its:     Vice President                  Its:    Chief Financial Officer
      ------------------------                 -------------------------

     18201 Von Karman Avenue, 5th Floor        1023 31st Street, NW
     Irvine, CA 92612                          Washington, DC 20007
Tel: 949-474-4950                        Tel:  202-736-5100
Fax: 949-955-3229                        Fax:  202-736-1680

*Confidential treatment requested. The redacted material has been separately filed with the Securities and Exchange Commission.